Exhibit 99.1

11/99                                                                     Page 1
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-A

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1999, and with respect to the performance of the Trust during the month of November, 1999 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

           A)         Information Regarding Distributions to
                      the Class A Certificateholders, per
                      $1,000 original certificate principal amount.

                      (1) The total amount of the
                      distribution to Class A
                      Certificateholders, per $1,000
                      original certificate principal amount                   $       4.7312500

                      (2) The amount of the distribution
                      set forth in paragraph 1 above in
                      respect of interest on the Class A
                      Certificates, per $1,000 original
                      certificate principal amount                            $       4.7312500

                      (3) The amount of the distribution
                      set forth in paragraph 1 above in
                      respect of principal of the Class A
                      Certificates, per $1,000 original
                      certificate principal amount                            $       0.0000000

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
           B)         Class A Investor Charge Offs and
                      Reimbursement of Charge Offs

                      (1) The amount of Class A Investor
                      Charge Offs                                             $       0.0000000

                      (2) The amount of Class A Investor
                      Charge Offs set forth in paragraph 1
                      above, per $1,000 original certificate
                      principal amount                                        $       0.0000000

                      (3) The total amount reimbursed in
                      respect of Class A Investor Charge Offs                 $       0.0000000

                      (4) The amount set forth in paragraph
                      3 above, per $1,000 original
                      certificate principal amount                            $       0.0000000

                      (5) The amount, if any, by which the
                      outstanding principal balance of the
                      Class A Certificates exceeds the Class
                      A Invested Amount after giving effect
                      to all transactions on such Distribution Date           $       0.0000000

           C)         Information Regarding Distributions to
                      the Class B Certificateholders, per
                      $1,000 original certificate principal amount.

                      (1) The total amount of the
                      distribution to Class B
                      Certificatedholders, per $1,000
                      original certificate principal amount                   $       4.8229166

                      (2) The amount of the distribution
                      set forth in paragraph 1 above in
                      respect of interest on the Class B
                      Certificates, per $1,000 original
                      cerificate principal amount                             $       4.8229166

                      (3) The amount of the distribution
                      set forth in paragraph 1 above in
                      respect of principal on the Class B
                      Certificates, per $1,000 original
                      cerificate principal amount                             $       0.0000000

11/99                                                                     Page 3

           D)         Class B Investor Charge Offs and
                      Reimbursement of Charge Offs

                      (1) The amount of Class B Investor
                      Charge Offs                                             $       0.0000000

                      (2) The amount of Class B Investor
                      Charge Offs set forth in paragraph 1
                      above, per $1,000 original certificate
                      principal amount                                        $       0.0000000

                      (3) The total amount reimbursed in
                      respect of Class B Investor Charge Offs                 $       0.0000000

                      (4) The amount set forth in paragraph
                      3 above, per $1,000 original
                      certificate principal amount                            $       0.0000000

                      (5) The amount, if any, by which the
                      outstanding principal balance of the
                      Class B Certificates exceeds the Class
                      B Invested Amount after giving effect
                      to all transactions on such
                      Distribution Date                                       $       0.0000000


                                          First USA Bank, NA,
                                          as Servicer


                                          By  /s/ Tracie H. Klein
                                              ---------------------------------
                                                  Tracie H. Klein
                                                  First Vice President